SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 30, 2005

PHASE FORWARD INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50839	04-3386549
(Commission File Number)	(IRS Employer Identification No.)

880 Winter Street, Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (888) 703-1122

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

The undersigned Registrant has attached as Exhibit 10.1 to this Report on Form 8-K its form of Stock Option Grant Certificate under its Amended and Restated 1997 Stock Option Plan.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

10.1	Form of Stock Option Grant Certificate under the Registrant’s Amended and Restated 1997 Stock Option Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Phase Forward Incorporated

December 30, 2005	By:	/s/ Rodger Weismann
Rodger Weismann
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Stock Option Grant Certificate under the Registrant’s Amended and Restated 1997 Stock Option Plan